                       [LOGO OF THE MARKETWATCH FUNDS]

                         ANNUAL REPORT TO SHAREHOLDERS

                               NOVEMBER 30, 1995

              --------------------------------------------------

              CENTRAL FIDELITY NATIONAL BANK, INVESTMENT ADVISER

                              BISYS FUND SERVICES

Table of Contents

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1995

           Letter to Shareholders........................   3
           Performance Report............................   6
           Statements of Assets and Liabilities..........  12
           Statements of Operations......................  13
           Statements of Changes in Net Assets...........  14
           Schedules of Portfolio Investments............  16
           Notes to Financial Statements.................  23
           Financial Highlights..........................  28
           Independent Auditors' Report..................  30

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1995

DEAR SHAREHOLDERS:

The 12-month period ended November 30, 1995, was a remarkable year in the fi-nancial markets. Hitting record highs week after week, the stock market blasted first through the 5000 and then the 5100 level in November. By late December, stocks had fallen back a bit, but investors could hardly complain. The gain of more than 1300 points in the Dow Jones Industrial Average--an increase of 35.71%--over the November-to-November period can only be described as spectacular.

Fixed-income investors, too, had little reason to complain in 1995. Early in the year, we saw clear evidence that the economy was indeed slowing. As infla-tionary pressures eased, investors' nervousness abated. Interest rates stabi-lized and then began to decline--which touched off an explosive rally in the fixed-income markets. While bonds have taken a hit in recent weeks as budget talks in Washington stalled, the overall trend for the year in the fixed-income markets was positive--a welcome relief after the declines of 1994.

CONSUMERS ARE KEY TO CONTINUED PROSPERITY
Looking ahead, we are optimistic about the prospects for our economy and for the financial markets in 1996. Currently, our indicators suggest that growth will average 2% to 3% for the year, a somewhat slower pace than we've seen in 1995 to be sure, but still a steady and moderate rate with, we believe, little probability of a downturn or recession in the near term.

Our indicators also show, however, that the likelihood of a recession increases after the 1996 elections, as we move into 1997. But if the Federal Reserve Board loosens monetary policy sufficiently over the next several quarters, we believe a recession could be avoided indefinitely.

Ultimately, however, the key to the strength of our economy remains with the consumer. As we've stated before, economic growth is determined by consumer spending, which represents two-thirds of all economic activity. And presently, the foot of the consumer is still reaching for the gas pedal as spending con-tinues at a strong enough pace to keep the economy expanding. Jobs are still being created and consumer confidence remains relatively high. Consequently, the economy's hold on a moderate, steady pace of growth may be somewhat tenu-ous. If consumers

 SHARES OF THE FUNDS

 . ARE NOT FDIC INSURED

 . ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, CENTRAL FIDELITY
   NATIONAL BANK

 . ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
   AMOUNT INVESTED, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1995

do not put the brakes on to some extent, we could see some upward pressure on inflation.

A BULLISH OUTLOOK FOR BONDS
While an unexpected upturn in the rate of growth could re-ignite worries about inflation, we are, nonetheless, optimistic about the prospects for the fixed-income markets. Our indicators suggest that interest rates will trade in a broad range around current levels in the months ahead.

Of course, the current situation in Washington concerning the budget deficit could result in a more volatile market. Continued stalemating, periodic govern-ment shutdowns and threats of default could eventually take their toll on the market. But the effects would more than likely be only temporary. Meaningful progress in the budget talks, on the other hand, would be extremely positive.

In fact, interest rates ultimately are more likely to slip to lower levels due primarily to the combination of moderate economic growth, subdued inflation, the stabilization of the dollar and the political focus on the budget deficit. In addition, the Federal Reserve Board's unexpected lowering of a key interest rate in mid-December indicates its willingness to support the economy if growth appears to be too slow. As a result, the outlook for bonds in 1996 is favora-ble, since falling interest rates mean higher bond prices.

STOCKS--NEXT STOP, 5500?
The environment for stocks is also favorable for many of the same reasons. In addition, at current interest-rate levels, bonds are not as competitive as they were 12 months ago, especially in light of the Federal Reserve's recent action. As a result, we expect slow, steady economic growth to support the market's up-ward momentum.

Nevertheless, there is reason for caution. When fourth-quarter profits are re-ported, we expect to see a slowdown in the earnings growth rate for many compa-nies. We do not feel that this will derail the overall market, but the market will most likely become even more selective than it has been since late summer. Unlike the first half of 1995, it will be far more critical to be in the right stocks rather than just in the market, since companies with disappointing earn-ings could witness sharp declines in the value of their stocks. Conversely, we expect stocks of companies that produce consistent, visible earnings to be re-warded with significant gains vis-a-vis the rest of the market.

IN CLOSING . . .
In the Performance Report that follows, you'll find a discussion of the activ-ity in each of the MarketWatch Funds during the year ended November 30, 1995. While the period was one of strong gains for most of the Funds, we remind all shareholders that investing in many mutual funds

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1995

requires a long-term time horizon, coupled with the ability to withstand short-term swings in price.

In particular, investors in equity funds should, we believe, generally have a time horizon of at least 10 years. While we do not anticipate a dramatic down-turn in the market's fortunes, stocks have moved upward virtually uninterrupted for more than a year--and we expect to eventually see some sort of correction. The depth and duration of any decline, however, is impossible to predict. And for far too many investors, the long term is quickly forgotten when prices be-gin to fall.

History, however, has shown that investors who had the fortitude to hold on through corrections and bear markets have been rewarded far more handsomely than short-term investors. Consequently, given the current environment, we would suggest that our shareholders consider lengthening their time horizons, if possible, in order to capitalize on the buying opportunities that a downturn in the market would potentially offer.

In closing, we thank you for your continued confidence in us, and we look for-ward to providing you with investment management that will serve your needs now and in the future. If you would like a prospectus, have any questions, or re-quire any assistance, please do not hesitate to call us at 1-800-232-9091.

We wish all of you the very best in the new year.

Sincerely,
/s/ J. David Huber
-----------------------
J. David Huber
Chairman, MarketWatch Funds

/s/ Paul P. Baran
-----------------------
Paul P. Baran
Senior Vice President and
Chief Investment Officer
Central Fidelity National Bank
Investment Adviser to the Market Watch Funds

PERFORMANCE REPORT

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1995

THE EQUITY FUND
The past year was one for the record books. After rising steadily throughout the period, the market broke through the 5100 level, as measured by the Dow Jones Industrial Average, by the end of November and continued its upward move into December. Stocks across the board showed gains, although some benefited far more dramatically than others. In particular, many technology stocks posted gains of 50% to 100%.

Despite the market's euphoria, we invested cautiously since our indicators through much of the year suggested that the environment, while positive for stocks, was risky--and growing more so with each record high.

FEW SECTOR BETS
As a result, despite investors' infatuation with a few select industries, we made few sector bets in an effort to minimize risk to the Fund's portfolio. While the Fund gained substantial ground during the year, due to our guarded stance it did not gain quite as much as those funds more heavily invested in the market's favorites. For the year ended November 30, 1995, the Fund posted a total return of 33.59%,+ compared to a gain of 37.05% for the Fund's benchmark, the S&P 500 Stock Index, for the same period.

+The Fund's return with the maximum 4.50% sales charge was 27.60% for the period.

ONWARD . . .AND UPWARD?
The current environment is still generally positive for stocks--the economy's fundamentals are strong and corporate profits are expected to continue to come in nicely, albeit at lower levels. Given investor expectations, however, we ex-pect that some companies will post disappointing earnings in the months ahead, which may trigger a downturn, or at least a halt, in the market's upward march.

Given the backdrop of a slow-growth, low-inflation economy, however, we would view any such decline or weakness in the market as a potential buying opportu-nity during which we would anticipate increasing our holdings in sectors that traditionally do well in this kind of environment--consumer staples, insurance and finance.

As of November 30, 1995, the Fund's top five equity holdings were Merck (3.08%), State Street Boston (2.61%), Lockheed Martin (2.56%), Equifax (2.43%) and Gillette (2.41%).*


*The Fund's composition is subject to change.

PERFORMANCE REPORT

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1995

EQUITY FUND
VALUE OF A $10,000 INVESTMENT

The graph which appears on page 7 of the annual report represents a comparison between a $10,000 investment made on January 29, 1993 in the S&P 500 Index and an identical investment in the MarketWatch Equity Fund with a load and with no load. The graph indicates that $10,000 invested on January 29, 1993 in the S&P 500 Index would on November 30, 1995 be worth $14,936 as opposed to $13,504 had the $10,000 been invested in the MarketWatch Equity Fund with no load and $12,897 had the $10,000 been invested in the MarketWatch Equity Fund with a load.

Past performance is not predictive of future results. The value of shares in the MarketWatch Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

The performance of the MarketWatch Equity Fund is measured against the S&P 500 Index, which is generally representative of the stockmarket as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The fund's performance reflects the deduction of fees for these value-added services.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
PERIOD ENDING       1 YEAR        SINCE INCEPTION
                                     (1/29/93)
                LOAD*  NO LOAD    LOAD*   NO LOAD
11/30/95       27.60%  33.59%     9.40%   11.19%

*Reflects the maximum 4.50% sales charge.
-------------------------------------------------



THE INTERMEDIATE FIXED INCOME FUND AND THE FLEXIBLE INCOME FUND
Despite inflation worries and increased volatility, the year ended November 30, 1995, was a good one for bond investors. After one last upward push in Febru-ary, the Federal Reserve stepped to the sidelines and let interest rates level off and then decline, sparking an explosive rally that caught many money manag-ers off guard. While we were not particularly surprised by this move, we did not anticipate its strength and momentum.

Given the volatility of the market, we moved slowly off our defensive position-ing and extended maturities in the Intermediate Fixed Income Fund very gradu-ally throughout the spring and summer. Because the Flexible Income Fund is man-aged more conservatively with an eye to minimizing fluctuation in its net asset value, we moved even more gradually to reduce cash and extend maturities in this portfolio. In both Funds, our high quality standards were strictly maintained.

Consequently, due to our cautious approach in the early spring, the Funds' per-formance for the period underperformed their benchmarks. For the year ended No-vember 30, 1995, the Intermediate Fixed Income Fund had a total return of 14.44%+ and the Flexible Income Fund returned 8.68%+, compared to 14.52% and 12.39% for the Lehman Brothers Intermediate Government/Corporate Index and the Merrill Lynch 1-5 Year Index, respectively.

WHERE DO WE GO FROM HERE?
As we move into 1996 and the economy settles into a slow-growth pattern, our indicators suggest

+The returns for the Intermediate Fixed Income Fund and the Flexible Income
 Fund with the maximum 4.50% sales charge were 9.28% and 3.74%, respectively, for the period.

PERFORMANCE REPORT

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1995

that interest rates will trade in a relatively narrow range. Longer term, how-ever, they may trend lower. Much of this, of course, depends on what happens at the budget talks in Washington. Currently, the fixed-income markets are being driven by investor expectations rather than by the Federal Reserve--and a lack of meaningful progress on the deficit in the near future could dampen invest-ors' enthusiasm for bonds.

Nevertheless, we believe that 1996 will be a good year for the fixed-income markets. In mid-December, the Federal Reserve lowered short-term interest rates, underscoring its commitment to keep the economy growing. Should interest rates continue to trend lower, we would expect to lengthen maturities in both portfolios.

A BOOST FROM CORPORATE BONDS
In addition, while the Funds continue to emphasize investments in U.S. Treasury and government agency securities, we have added positions in corporate securi-ties to each in an effort to boost yields. The Intermediate Fixed Income Fund now holds bonds issued by Wal-Mart; the Flexible Income Fund has added Coca-Cola and American Express bonds. In the months ahead, as opportunities arise, we may increase these positions very slightly. As of November 30, 1995, the av-erage credit quality of both of the portfolios was AAA.

INTERMEDIATE FIXED INCOME FUND
VALUE OF A $10,000 INVESTMENT

The graph which appears on page 8 of the annual report represents a comparison between a $10,000 investment made on January 29, 1993 in the Lehman Brothers Intermediate Government/Corporate Index and an identical investment in the MarketWatch Intermediate Fixed Income Fund with a load and with no load. The graph indicates that $10,000 invested on January 29, 1993 in the Lehman Brothers Intermediate Government/Corporate Index would on November 30, 1995 be worth $11,942 as opposed to $11,616 had the $10,000 been invested in the MarketWatch Intermediate Fixed Income Fund with no load and $11,094 had the $10,000 been invested in the MarketWatch Intermediate Fixed Income Fund with a load.

Past performance is not predictive of future results. The value of shares in the MarketWatch Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

The performance of the MarketWatch Intermediate Fixed Income Fund is measured against the Lehman Brothers Intermediate Government/Corporate Index, an unmanaged index generally representative of the performance of government and corporate bonds with maturities of 1 to 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
PERIOD ENDING       1 YEAR        SINCE INCEPTION
                                     (1/29/93)
                LOAD*  NO LOAD    LOAD*   NO LOAD
11/30/95        9.28%  14.44%     3.73%    5.43%

*Reflects the maximum 4.50% sales charge.
-------------------------------------------------

PERFORMANCE REPORT

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1995

FLEXIBLE INCOME FUND
VALUE OF A $10,000 INVESTMENT

The graph which appears on page 9 of the annual report represents a comparison between a $10,000 investment made on January 29, 1993 in the Merrill Lynch 1-5 Year Government/Corporate Bond Index and an identical investment in the MarketWatch Flexible Income Fund with a load and with no load. The graph indicates that $10,000 invested on January 29, 1993 in the Merrill Lynch 1-5 Year Government/Corporate Bond Index would on November 30, 1995 be worth $11,767 as opposed to $11,156 had the $10,000 been invested in the MarketWatch Flexible Income Fund with no load and $10,656 had the $10,000 been invested in the MarketWatch Flexible Income Fund with a load.

Past performance is not predictive of future results. The value of shares in the MarketWatch Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

The performance of the MarketWatch Flexible Income Fund is measured against the Merrill Lynch 1-5 Year Government/Corporate Bond Index, an unmanaged index generally representative of the performance of 1-5 year government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
PERIOD ENDING       1 YEAR        SINCE INCEPTION
                                     (1/29/93)
                LOAD*  NO LOAD    LOAD*   NO LOAD
11/30/95        3.74%   8.68%     2.26%    3.93%

*Reflects the maximum 4.50% sales charge.
-------------------------------------------------


THE VIRGINIA MUNICIPAL BOND FUND
Despite talk of a flat tax, gridlock on the budget in Washington and a govern-ment shutdown, the 12 months ended November 30, 1995, were positive for munici-pal bond investors. After climbing steadily throughout 1994, interest rates peaked in November 1994 and then declined in the spring of 1995, which sparked a rally in the bond market. (Declining rates result in rising prices.)

Like the other MarketWatch fixed-income funds, the Virginia Municipal Bond Fund was positioned defensively after the market began to move upward. However, as our indicators signaled a change in the environment, we gradually lengthened maturities from 6.8 years at the end of May to 11.7 years by the end of Novem-ber, in an effort to lock in the higher yields of longer-maturity bonds.

A SHORTAGE OF HIGH-QUALITY BONDS
However, the shortage of high-quality securities in the Virginia market pre-vented us from moving as quickly as we might have liked. As a result, while the Fund benefited from the market's rally, performance lagged our benchmarks, the Lehman Brothers Municipal Bond Index, which returned 18.88% and the Lehman Brothers Municipal Bond 7-Year Index, which returned 15.24%. We are pleased to report that for the year ended November 30, 1995, the Fund's total return was a solid 13.79%.+

When evaluating Fund performance, it is important to remember that broad market indices are not representative of the Virginia market alone. Rather, they re-flect the performance of municipal bonds across the country, including those with

+Fund performance with the maximum 4.50% sales charge was 8.70% for the period.

PERFORMANCE REPORT

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1995

much lower credit quality than the bonds in the Fund. We believe that an empha-sis on quality will better meet the objectives of our shareholders in the long run.

SUPPLY SHOULD INCREASE
We are optimistic about the prospects for the municipal markets for several reasons. Currently, our indicators are signaling a relatively stable interest-rate environment for 1996. While talk of a flat tax dampened enthusiasm for mu-nicipal bonds in the spring and summer, investor fears have subsided as pros-pects for a flat tax have dimmed in recent months.

As budget talks continue, we can expect to see some concern resurface, but, as most experienced investors know, it is extremely unlikely that a radical change in the tax laws would be enacted in an election year. Finally, we expect supply problems in the Virginia municipal market to ease in the months ahead. Having issued relatively few bonds over the past 18 months, many municipalities now need money to fund basic services.

We anticipate no major changes in the credit or maturity structure of the Fund's portfolio. At the period's end, the Fund was well diversified with 32 different issuers in the portfolio. All of the Fund's securities were rated A or better.

VIRGINIA MUNICIPAL BOND FUND
VALUE OF A $10,000 INVESTMENT

The graph which appears on page 10 of the annual report represents a comparison between a $10,000 investment made on February 1, 1993 in the Lehman Brothers Municipal Bond Index, the Lehman Brothers Municipal Bond 7-Year Index and the MarketWatch Virginia Municipal Bond Fund with a load and with no load. The graph indicates that $10,000 invested on February 1, 1993 in the Lehman Brothers Municipal Bond Index would on November 30, 1995 be worth $12,242 as opposed to $12,011 in the Lehman Brothers Municipal Bond 7-Year Bond Index and $11,420 had the $10,000 been invested in the MarketWatch Virginia Municipal Bond Fund with no load and $10,907 had the $10,000 been invested in the MarketWatch Municipal Bond Fund with a load.

Past performance is not predictive of future results. The value of shares in the MarketWatch Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

The performance of the MarketWatch Virginia Municipal Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index generally representative of the performance of the municipal bond market as a whole, and against the Lehman Brothers Municipal Bond 7-Year Index, an unmanaged index representative of municipal bonds with remaining maturities of seven years. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
PERIOD ENDING       1 YEAR        SINCE INCEPTION
                                     (1/29/93)
                LOAD*  NO LOAD    LOAD*   NO LOAD
11/30/95        8.70%  13.79%     3.12%    4.80%

*Reflects the maximum 4.50% sales charge.
-------------------------------------------------

THE MONEY MARKET FUND
Although a good year, 1995 was at times a somewhat trying year for the money markets. In January, interest rates threatened to go higher, but then reversed direction and declined. Much as we

PERFORMANCE REPORT

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1995


had anticipated, short-term interest rates bounced around in a narrow trading range for most of the year. After lengthening the average maturity of the Fund from approximately 16 days to 40 days when rates began their decline in the spring, we generally maintained the latter maturity throughout the summer and fall.

LOOKING AHEAD
Despite the Federal Reserve's easing of short-term interest rates in mid-December, our indicators have signaled no dramatic future decrease--or increase--in interest rates. Consequently, we expect to see rates continue to move in a narrow range in the months ahead. Barring a major disruption in our economy, a sudden increase in inflation or the complete breakdown of budget talks in Washington, we expect the year ahead to be a positive one for the money markets and the Fund.

We expect to make no major changes in the portfolio's allocation or maturity structure. As of November 30, 1995, the average maturity of the Fund's hold-ings was 33 days and the Fund's assets were invested primarily in U.S. Trea-sury securities and repurchase agreements collateralized by U.S. Treasury se-curities.


Performance data represent past performance and are not predictive of future performance. The composition of the Fund's holdings is subject to change. An investment in the MarketWatch Money Market Fund is neither insured nor guaran-teed by the U.S. Government or any government agency. Yields will fluctuate and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

For more complete information, including charges and expenses, call 1-800-232-9091 for a prospectus, which you should read carefully before you invest or send money.

The MarketWatch Funds are distributed by BISYS Fund Services.

 SHARES OF THE FUNDS
 . ARE NOT FDIC INSURED

 . ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, CENTRAL FI-
   DELITY NATIONAL BANK

 . ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
   AMOUNT INVESTED, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1995

                                                        Intermediate                  Virginia
                          Money Market       Equity     Fixed Income   Flexible    Municipal Bond
                              Fund            Fund          Fund      Income Fund       Fund
                          ------------    ------------  ------------  -----------  --------------
ASSETS:
Investments, at value...  $ 9,230,538     $120,523,045  $36,392,753   $19,618,788   $53,169,266
Repurchase agreements...    4,276,521                                   1,532,447
                          -----------     ------------  -----------   -----------   -----------
                           13,507,059      120,523,045   36,392,753    21,151,235    53,169,266
Interest and dividends
 receivable.............       16,545          291,574      406,553       242,537       921,707
Receivable for capital
 shares sold............                        19,072                                    2,095
Prepaid expenses and
 other assets...........        4,369           18,958        8,335         4,137         6,789
                          -----------     ------------  -----------   -----------   -----------
 Total Assets...........   13,527,973      120,852,649   36,807,641    21,397,909    54,099,857
                          -----------     ------------  -----------   -----------   -----------
LIABILITIES:
Dividends payable.......       56,100
Payable to brokers for
 investments purchased..                     1,200,808      965,460       509,585
Cash overdraft..........       18,370
Accrued expenses and
 other payables:
 Investment advisory
  fees..................                        70,781       14,180         6,879        16,890
 Administration fees....          551            4,817        1,463           818         2,164
 Distribution and
  services fees.........                        23,802        7,288         4,028        10,776
 Accounting and transfer
  agent fees............        1,708            9,324        3,765         2,348         3,482
 Other..................        6,402           58,741       19,555        10,336        25,105
                          -----------     ------------  -----------   -----------   -----------
   Total Liabilities....       83,131        1,368,273    1,011,711       533,994        58,417
                          -----------     ------------  -----------   -----------   -----------
NET ASSETS:
Capital.................   13,445,341       92,393,169   37,144,683    21,178,398    53,754,662
Undistributed net
 investment income......                        33,959       55,552        27,180        66,646
Net unrealized
 appreciation from
 investments............                    25,761,112    1,597,567       288,615     2,264,891
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........         (499)       1,296,136   (3,001,872)     (630,278)   (2,044,759)
                          -----------     ------------  -----------   -----------   -----------
   Net Assets...........  $13,444,842     $119,484,376  $35,795,930   $20,863,915   $54,041,440
                          ===========     ============  ===========   ===========   ===========
Outstanding units of
 beneficial interest
 (shares)...............   13,445,341        9,279,318    3,555,612     2,080,607     5,269,930
                          ===========     ============  ===========   ===========   ===========
Net asset value--
 redemption price per
 share..................  $      1.00     $      12.88  $     10.07   $     10.03   $     10.25
                          ===========     ============  ===========   ===========   ===========
Maximum Sales Charge....                          4.50%        4.50%         4.50%         4.50%
                                          ------------  -----------   -----------   -----------
Maximum Offering Price
 (100%/(100%--Maximum
 Sales Charge) of net
 asset value adjusted to
 nearest cent) per
 share..................  $      1.00(a)  $      13.49  $     10.54   $     10.50   $     10.73
                          ===========     ============  ===========   ===========   ===========
Investments, at cost....  $13,507,059     $ 94,761,933  $34,795,186   $20,862,620   $50,904,375
                          ===========     ============  ===========   ===========   ===========

------
(a) Offering price and redemption price are the same for the Money Market Fund.

See notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------
MarketWatch Funds                           For The Year Ended November 30, 1995

                                                    Intermediate  Flexible      Virginia
                          Money Market   Equity     Fixed Income   Income    Municipal Bond
                              Fund        Fund          Fund        Fund          Fund
                          ------------ -----------  ------------ ----------  --------------
INVESTMENT INCOME:
Interest income.........   $ 673,891   $   500,308   $2,668,843  $1,258,980    $2,388,069
Dividend income.........                 2,754,145
                           ---------   -----------   ----------  ----------    ----------
  Total Income..........     673,891     3,254,453    2,668,843   1,258,980     2,388,069
                           ---------   -----------   ----------  ----------    ----------
EXPENSES:
Investment advisory
 fees...................      61,096     1,113,048      294,633     163,000       328,522
Administration fees.....      24,439       222,610       79,631      44,054        88,790
Distribution and
 services fees..........      30,548       278,150       99,627      55,084       110,891
Custodian and accounting
 fees...................      32,640        57,572       41,424      37,358        54,395
Legal and audit fees....       8,389        74,504       26,108      14,214        31,446
Organization costs......       1,798         7,546        6,468       1,568           690
Registration and filing
 fees...................       5,551        16,088       11,330       4,022         6,849
Trustees' fees and
 expenses...............       1,144        10,241        3,237       1,580         3,779
Transfer agent fees.....      15,944        78,544       24,292      13,247        25,899
Printing costs..........       6,197        30,979       10,827       5,951        13,253
Other...................         996        10,203        4,670       2,289         3,377
Expenses voluntarily
 reduced................    (100,198)     (371,646)    (119,461)    (78,025)     (178,227)
                           ---------   -----------   ----------  ----------    ----------
  Total expenses before
   reimbursement by
   investment adviser
   and administrator....      88,544     1,527,839      482,786     264,342       489,664
  Reimbursement of
   expenses by
   investment adviser
   and administrator....     (49,443)      (29,780)     (44,670)    (11,873)      (24,361)
                           ---------   -----------   ----------  ----------    ----------
    Total Expenses......      39,101     1,498,059      438,116     252,469       465,303
                           ---------   -----------   ----------  ----------    ----------
Net Investment Income...     634,790     1,756,394    2,230,727   1,006,511     1,922,766
                           ---------   -----------   ----------  ----------    ----------
REALIZED/UNREALIZED
 GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gains
 (losses) from
 investment
 transactions...........                 2,036,767     (121,909)    (41,008)      210,006
Net change in unrealized
 appreciation from
 investments............                28,311,607    3,308,579     841,099     3,684,046
                           ---------   -----------   ----------  ----------    ----------
Net realized/unrealized
 gains from investments.                30,348,374    3,186,670     800,091     3,894,052
                           ---------   -----------   ----------  ----------    ----------
Change in net assets
 resulting from
 operations.............   $ 634,790   $32,104,768   $5,417,397  $1,806,602    $5,816,818
                           =========   ===========   ==========  ==========    ==========

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
MarketWatch Funds

                                                                                    Intermediate Fixed
                             Money Market Fund              Equity Fund                 Income Fund
                         --------------------------  --------------------------  --------------------------
                          Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                         November 30,  November 30,  November 30,  November 30,  November 30,  November 30,
                             1995          1994          1995          1994          1995          1994
                         ------------  ------------  ------------  ------------  ------------  ------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income.. $   634,790   $   388,136   $  1,756,394  $  1,917,924  $  2,230,727  $  2,687,892
 Net realized gains
  (losses) from
  investment
  transactions..........                       169      2,036,767      (573,364)     (121,909)   (2,880,286)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........                               28,311,607    (3,671,678)    3,308,579    (2,206,766)
                         -----------   -----------   ------------  ------------  ------------  ------------
Change in net assets
 resulting from
 operations.............     634,790       388,305     32,104,768    (2,327,118)    5,417,397    (2,399,160)
                         -----------   -----------   ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income................    (634,790)     (388,136)    (1,756,394)   (1,877,899)   (2,230,727)   (2,687,892)
 In excess of net
  investment income.....                                  (62,708)                    (16,139)      (17,348)
 In excess of net
  realized gains from
  investment
  transactions..........                                                                           (689,810)
                         -----------   -----------   ------------  ------------  ------------  ------------
Change in net assets
 from shareholder
 distributions..........    (634,790)     (388,136)    (1,819,102)   (1,877,899)   (2,246,866)   (3,395,050)
                         -----------   -----------   ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   5,124,061     5,001,878     29,059,609    32,511,127    12,030,836    16,509,864
 Dividends reinvested...      55,479        14,009      1,421,733     1,550,325     1,117,175     2,349,276
 Cost of shares
  redeemed..............  (3,099,165)   (9,692,910)   (44,422,829)  (34,575,704)  (29,252,870)  (29,008,569)
                         -----------   -----------   ------------  ------------  ------------  ------------
Change in net assets
 from capital
 transactions...........   2,080,375    (4,677,023)   (13,941,487)     (514,252)  (16,104,859)  (10,149,429)
                         -----------   -----------   ------------  ------------  ------------  ------------
Change in net assets....   2,080,375    (4,676,854)    16,344,179    (4,719,269)  (12,934,328)  (15,943,639)
NET ASSETS:
 Beginning of period....  11,364,467    16,041,321    103,140,197   107,859,466    48,730,258    64,673,897
                         -----------   -----------   ------------  ------------  ------------  ------------
 End of period.......... $13,444,842   $11,364,467   $119,484,376  $103,140,197  $ 35,795,930  $ 48,730,258
                         ===========   ===========   ============  ============  ============  ============
SHARE TRANSACTIONS:
 Issued.................   5,124,061     5,001,878      2,522,626     3,234,376     1,232,724     1,679,747
 Reinvested.............      55,479        14,009        126,366       154,437       115,696       241,176
 Redeemed...............  (3,099,165)   (9,692,910)    (3,896,003)   (3,440,391)   (3,024,490)   (3,027,630)
                         -----------   -----------   ------------  ------------  ------------  ------------
Change in shares........   2,080,375    (4,677,023)    (1,247,011)      (51,578)   (1,676,070)   (1,106,707)
                         ===========   ===========   ============  ============  ============  ============

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
MarketWatch Funds

                                                        Virginia Municipal
                           Flexible Income Fund              Bond Fund
                         --------------------------  --------------------------
                          Year Ended    Year Ended    Year Ended    Year Ended
                         November 30,  November 30,  November 30,  November 30,
                             1995          1994          1995          1994
                         ------------  ------------  ------------  ------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income.. $  1,006,511  $    902,277  $ 1,922,766   $  1,575,934
 Net realized gains
  (losses) from
  investment
  transactions..........      (41,008)     (589,471)     210,006     (2,255,034)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........      841,099      (385,332)   3,684,046     (1,591,931)
                         ------------  ------------  -----------   ------------
Change in net assets
 resulting from
 operations.............    1,806,602       (72,526)   5,816,818     (2,271,031)
                         ------------  ------------  -----------   ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income................   (1,005,771)     (902,277)  (1,902,288)    (1,572,748)
 In excess of net
  investment income.....                     (4,538)
 In excess of net
  realized gains from
  investment
  transactions..........                    (37,075)                    (13,788)
                         ------------  ------------  -----------   ------------
Change in net assets
 from shareholder
 distributions..........   (1,005,771)     (943,890)  (1,902,288)    (1,586,536)
                         ------------  ------------  -----------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................    9,031,791     8,937,659   17,489,702     20,145,948
 Dividends reinvested...      892,055       865,035      296,036        299,140
 Cost of shares
  redeemed..............  (13,182,750)  (14,596,019)  (7,636,373)   (10,261,636)
                         ------------  ------------  -----------   ------------
Change in net assets
 from capital
 transactions...........   (3,258,904)   (4,793,325)  10,149,365     10,183,452
                         ------------  ------------  -----------   ------------
Change in net assets....   (2,458,073)   (5,809,741)  14,063,895      6,325,885
NET ASSETS:
 Beginning of period....   23,321,988    29,131,729   39,977,545     33,651,660
                         ------------  ------------  -----------   ------------
 End of period.......... $ 20,863,915  $ 23,321,988  $54,041,440   $ 39,977,545
                         ============  ============  ===========   ============
SHARE TRANSACTIONS:
 Issued.................      916,815       906,852    1,765,911      2,005,954
 Reinvested.............       90,656        88,237       30,088         30,345
 Redeemed...............   (1,339,942)   (1,486,281)    (779,584)    (1,047,674)
                         ------------  ------------  -----------   ------------
Change in shares........     (332,471)     (491,192)   1,016,415        988,625
                         ============  ============  ===========   ============

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
MarketWatch Money Market Fund                                  November 30, 1995

 Principal                         Security                           Amortized
  Amount                         Description                            Cost
 --------- -------------------------------------------------------   -----------
 U.S. TREASURY BILLS (64.6%):
 1,250,000 12/14/95...............................................   $ 1,247,635
 1,000,000 12/7/95................................................       999,135
 1,000,000 12/21/95...............................................       997,111
 1,250,000 1/4/96.................................................     1,243,767
   750,000 1/11/96................................................       745,528
   750,000 1/18/96................................................       744,680
 1,000,000 1/25/96................................................       992,017
   750,000 2/15/96................................................       741,561
 1,000,000 4/25/96................................................       978,769
                                                                     -----------
  Total U.S. Treasury Bills                                            8,690,203
                                                                     -----------
 INVESTMENT COMPANIES (4.0%):
   540,335 Dreyfus Treasury Prime Cash Management Fund............       540,335
                                                                     -----------
  Total Investment Companies                                             540,335
                                                                     -----------
  Total Investments, at value                                          9,230,538
                                                                     -----------

 Principal                        Security                           Amortized
  Amount                         Description                           Cost
 --------- ------------------------------------------------------   -----------
 REPURCHASE AGREEMENTS (31.8%):
 2,283,916 J.P. Morgan, 5.80%, 12/1/95 (Collateralized by
            2,335,000 U.S. Treasury Notes, 5.50%, 11/15/98,
            market value--$2,341,369)............................   $ 2,283,916
 1,992,605 Morgan Stanley, 5.82%, 12/1/95, (Collateralized by
            1,633,000 U.S. Treasury Bonds, 8.13%, 8/15/21, market
            value--$2,037,622)...................................     1,992,605
                                                                    -----------
  Total Repurchase Agreements                                         4,276,521
                                                                    -----------
  Total (Cost--$13,507,059)(a)                                      $13,507,059
                                                                    ===========

------
Percentages indicated are based on net assets of $13,444,842.
(a) Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
MarketWatch Equity Fund                                        November 30, 1995

                                  Security
  Shares                         Description                        Market Value
  ------   ------------------------------------------------------   ------------
 COMMON STOCKS (98.2%):
 Aircraft Engines & Engine Parts (1.6%):
    40,000 Allied Signal, Inc. ..................................   $  1,890,000
                                                                    ------------
 Banking (2.6%):
    70,000 State Street Boston Corp. ............................      3,150,000
                                                                    ------------
 Beverages (4.3%):
    40,000 Anheuser-Busch Cos., Inc. ............................      2,650,000
    45,000 PepsiCo, Inc. ........................................      2,486,250
                                                                    ------------
                                                                       5,136,250
                                                                    ------------
 Chemicals (6.0%):
    44,000 Betz Laboratories, Inc. ..............................      1,771,000
    25,000 Dow Chemical Co. .....................................      1,771,875
    25,000 E. I. Du Pont De Nemours..............................      1,662,500
    40,500 Nalco Chemical Co. ...................................      1,240,312
    15,000 PPG Industries........................................        680,625
                                                                    ------------
                                                                       7,126,312
                                                                    ------------
 Consumer Goods & Services (10.6%):
    73,000 Circuit City..........................................      2,117,000
    30,000 Colgate Palmolive Co. ................................      2,197,500
    56,000 Gillette Co. .........................................      2,905,000
    45,000 Goodyear Tire Co. ....................................      1,906,875
    28,000 Nike, Inc. ...........................................      1,624,000
    65,000 Sturm, Ruger & Co., Inc. .............................      1,901,250
                                                                    ------------
                                                                      12,651,625
                                                                    ------------
 Defense (4.7%):
    42,000 Lockheed Martin Corp. ................................      3,081,750
    58,400 Raytheon Co. .........................................      2,598,800
                                                                    ------------
                                                                       5,680,550
                                                                    ------------
 Electrical & Electronic (3.0%):
    20,000 Compaq Computer Corp. (b).............................        990,000
    43,500 Intel Corp. ..........................................      2,648,062
                                                                    ------------
                                                                       3,638,062
                                                                    ------------
 Electrical Equipment (4.1%):
    30,000 Emerson Electric Co. .................................      2,340,000
    37,550 General Electric Co. .................................      2,525,238
                                                                    ------------
                                                                       4,865,238
                                                                    ------------
 Entertainment (1.7%):
   100,000 Callaway Golf Co. ....................................      1,987,500
                                                                    ------------
 Financial Services (8.6%):
    70,000 Equifax, Inc. ........................................      2,931,250

                                  Security
  Shares                         Description                        Market Value
  ------   ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Financial Services, continued:
    20,000 Federal Home Loan Mortgage Corp. .....................   $  1,540,000
    35,000 Franklin Resources, Inc. .............................      1,850,625
    58,000 Green Tree Financial Corp. ...........................      1,638,500
    40,000 Travelers, Inc. ......................................      2,380,000
                                                                    ------------
                                                                      10,340,375
                                                                    ------------
 Food Processing (1.4%):
    50,000 Quaker Oats Co. ......................................      1,737,500
                                                                    ------------
 Food Products (1.9%):
    40,000 Campbell Soup Co. ....................................      2,235,000
                                                                    ------------
 Health Care (1.0%):
    25,000 U.S. Healthcare.......................................      1,137,500
                                                                    ------------
 Household Products & Wares (2.2%):
    30,000 Procter & Gamble Co. .................................      2,591,250
                                                                    ------------
 Insurance (1.9%):
    50,000 Progressive Corp. ....................................      2,225,000
                                                                    ------------
 Machinery & Equipment (1.9%):
    56,000 Briggs & Stratton.....................................      2,331,000
                                                                    ------------
 Manufacturing-Consumer Goods (1.2%):
    53,125 Mattel, Inc. .........................................      1,487,500
                                                                    ------------
 Oil & Gas Exploration (8.9%):
    30,000 Amoco Corp. ..........................................      2,032,500
    36,000 Chevron Corp. ........................................      1,777,500
    27,500 Exxon Corp. ..........................................      2,127,813
    25,000 Mobil Corp. ..........................................      2,609,374
    28,000 Texaco, Inc. .........................................      2,072,000
                                                                    ------------
                                                                      10,619,187
                                                                    ------------
 Pharmaceuticals (9.4%):
    60,000 Abbott Laboratories...................................      2,437,500
    25,000 Johnson & Johnson.....................................      2,165,625
    60,000 Merck & Co. ..........................................      3,712,500
    50,000 Schering-Plough.......................................      2,868,750
                                                                    ------------
                                                                      11,184,375
                                                                    ------------
 Real Estate (1.4%):
   115,000 United Dominion Realty Trust..........................      1,624,375
                                                                    ------------
 Securities Brokers (1.6%):
    22,500 Morgan Stanley Group..................................      1,940,625
                                                                    ------------
 Technology (1.8%):
    16,000 Xerox.................................................      2,194,000
                                                                    ------------

                                   Continued

--------------------------------------------------------------------------------
MarketWatch Equity Fund                                        November 30, 1995

                                  Security
  Shares                         Description                        Market Value
  ------   ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Tire & Rubber (0.7%):
    45,000 U.S. West Media Group.................................   $    810,000
                                                                    ------------
 Tobacco (4.0%):
    27,850 Philip Morris, Inc. ..................................      2,443,838
    70,000 UST, Inc. ............................................      2,283,750
                                                                    ------------
                                                                       4,727,588
                                                                    ------------
 Transportation & Shipping (2.4%):
    70,000 Illinois Central Corp. ...............................      2,835,000
                                                                    ------------
 Utilities--Electric (1.9%):
    25,000 Duke Power............................................      1,121,875
    35,000 General Public Utilities..............................      1,106,875
                                                                    ------------
                                                                       2,228,750
                                                                    ------------
 Utilities--Gas (0.8%):
    40,000 Nicor, Inc. ..........................................      1,015,000
                                                                    ------------
 Utilities--Telecommunications (6.6%):
    65,000 ALLTEL Corp. .........................................      1,917,500
    36,000 A T & T Corp. ........................................      2,376,000
    35,000 Bell Atlantic Corp. ..................................      2,205,000
    45,000 U.S. West, Inc. (b)...................................      1,406,250
                                                                    ------------
                                                                       7,904,750
                                                                    ------------
  Total Common Stocks                                                117,294,312
                                                                    ------------

                                  Security
  Shares                         Description                        Market Value
  ------   ------------------------------------------------------   ------------
 INVESTMENT COMPANIES (2.7%):
 3,228,733 Dreyfus Government Cash Management Fund...............   $  3,228,733
                                                                    ------------
  Total Investment Companies                                           3,228,733
                                                                    ------------
  Total (Cost--$94,761,933)(a)                                      $120,523,045
                                                                    ============

------
Percentages indicated are based on net assets of $119,484,376.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $26,665,246
   Unrealized depreciation..    (904,134)
                             -----------
   Net unrealized
    appreciation............ $25,761,112
                             ===========

(b) Represents non-income producing securities.

See notes to financial statements.

Schedule of Portfolio Investments
-------------------------------------------------------------------------------
MarketWatch Intermediate Fixed Income Fund                    November 30, 1995

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 ASSET BACKED SECURITIES (6.3%):
 Financial Services (6.3%):
 1,000,000 Discover Card Master Trust I, Series 1993-2, 5.40%,
            11/16/01.............................................   $   992,470
 1,250,000 Signet Master Trust, Series 1994-1, Class A, 5.94%*,
            9/15/99..............................................     1,251,500
                                                                    -----------
  Total Asset Backed Securities                                       2,243,970
                                                                    -----------
 CORPORATE BONDS (5.5%):
 Financial Services (2.8%):
 1,000,000 Ford Motor Credit Co., 6.25%, 11/8/00.................     1,006,250
                                                                    -----------
 Industrial Goods & Services (2.7%):
 1,000,000 Wal-Mart Stores, 5.88%, 10/15/05......................       971,250
                                                                    -----------
  Total Corporate Bonds                                               1,977,500
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (44.9%):
 Federal Farm Credit Bank:
 1,000,000 8.65%, 10/1/99........................................     1,098,720
 Federal Home Loan Mortgage Corp.:
 1,728,227 6.50%, 12/1/08 Pool #E20072...........................     1,725,272
 1,718,958 7.00%, 12/1/23 Pool #C80082...........................     1,720,006
 3,028,734 8.50%, 9/1/24 Pool #D56596............................     3,147,854
 Federal National Mortgage Assoc.:
 1,000,000 8.15%, 5/11/98........................................     1,057,210
 1,000,000 8.70%, 6/10/99........................................     1,094,550
 2,000,000 7.65%, 4/29/04........................................     2,041,660
 2,000,000 8.05%, 7/14/04........................................     2,061,200
 1,000,000 8.25%, 10/12/04.......................................     1,066,880
 1,000,000 8.40%, 10/25/04.......................................     1,071,150
                                                                    -----------
  Total U.S. Government Agencies                                     16,084,502
                                                                    -----------

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 U.S. TREASURY BONDS (10.1%):
   500,000 7.13%, 2/15/23.........................................   $   556,500
   700,000 6.25%, 8/15/23.........................................       700,385
 2,000,000 7.50%, 11/15/24........................................     2,340,340
                                                                     -----------
  Total U.S. Treasury Bonds                                            3,597,225
                                                                     -----------
 U.S. TREASURY NOTES (31.1%):
   500,000 6.13%, 5/31/97.........................................       505,080
 1,000,000 5.75%, 7/31/97.........................................     1,007,540
 1,000,000 6.13%, 5/15/98.........................................     1,016,430
   500,000 7.75%, 11/30/99........................................       539,130
 2,000,000 7.75%, 1/31/00.........................................     2,161,720
 1,000,000 6.13%, 7/31/00.........................................     1,023,030
 1,000,000 7.25%, 8/15/04.........................................     1,098,710
 1,000,000 7.88%, 11/15/04........................................     1,143,420
 2,500,000 6.50%, 8/15/05.........................................     2,630,450
                                                                     -----------
  Total U.S. Treasury Notes                                           11,125,510
                                                                     -----------
 INVESTMENT COMPANIES (3.8%):
 1,351,448 Dreyfus Government Cash Management Fund................     1,351,448
    12,598 Dreyfus Treasury Cash Management Fund..................        12,598
                                                                     -----------
  Total Investment Companies                                           1,364,046
                                                                     -----------
  Total (Cost--$34,795,186)(a)                                       $36,392,753
                                                                     ===========

------
Percentages indicated are based on net assets of $35,795,930.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $1,671,021
   Unrealized depreciation...    (73,454)
                              ----------
   Net unrealized
    appreciation............. $1,597,567
                              ==========

 * Variable rate securities are collateralized by bank letters of credit or other bank credit arrangements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30, 1995.

See notes to financial statements.

Schedule of Portfolio Investments
-------------------------------------------------------------------------------
MarketWatch Flexible Income Fund                              November 30, 1995

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 ASSET BACKED SECURITIES (7.2%):
 Banking Financial Services (7.2%):
 1,000,000 MBNA Master Credit Card Trust, 6.05%, 11/15/02........   $ 1,009,190
   500,000 Signet Master Trust, Series 1994-1, Class A, 5.94%*,
            9/15/99..............................................       500,600
                                                                    -----------
  Total Asset Backed Securities                                       1,509,790
                                                                    -----------
 CORPORATE BONDS (14.7%):
 Financial Services (7.2%):
   500,000 American Express Credit Corp., 6.50%, 8/1/00..........       511,250
   500,000 Ford Motor Credit Corp., 5.63%, 1/15/99...............       496,250
   500,000 Household International, 6.00%, 3/15/99...............       500,000
                                                                    -----------
                                                                      1,507,500
                                                                    -----------
 Industrial Goods & Services (7.5%):
   500,000 Coca-Cola Enterprises, 6.50%, 11/15/97................       506,250
 1,000,000 PepsiCo, Inc., 7.63%, 12/18/98........................     1,048,750
                                                                    -----------
                                                                      1,555,000
                                                                    -----------
  Total Corporate Bonds                                               3,062,500
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (19.7%):
 Federal Farm Credit Bank:
 1,000,000 6.38%, 5/1/96.........................................     1,004,820
 Federal Home Loan Bank:
   500,000 4.70%, 2/5/96.........................................       499,395
 Federal Home Loan Mortgage Corp.:
 1,118,539 8.00%, 6/1/97 Pool #M9011D............................     1,145,876
   460,147 5.00%, 10/15/00 Series 1587B..........................       457,731
 Federal National Mortgage Assoc.:
   500,000 5.35%, 8/12/98........................................       495,260
   500,000 6.35%, 6/10/05........................................       511,550
                                                                    -----------
  Total U.S. Government Agencies                                      4,114,632
                                                                    -----------

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 U.S. TREASURY BONDS (4.8%):
 1,000,000 5.63%, 6/30/97........................................   $ 1,003,300
                                                                    -----------
  Total U.S. Treasury Bonds                                           1,003,300
                                                                    -----------
 U.S. TREASURY NOTES (44.2%):
 1,000,000 6.88%, 2/28/97........................................     1,017,360
 1,000,000 7.25%, 2/15/98........................................     1,037,440
 2,000,000 6.13%, 5/15/98........................................     2,032,860
   200,000 5.13%, 6/30/98........................................       198,680
   500,000 5.88%, 8/15/98........................................       505,600
   500,000 7.75%, 1/31/00........................................       540,430
 1,000,000 7.13%, 2/29/00........................................     1,058,850
 1,000,000 6.25%, 5/31/00........................................     1,028,100
 1,000,000 6.13%, 7/31/00........................................     1,023,030
   500,000 5.63%, 11/30/00.......................................       501,950
   250,000 7.88%, 11/15/04.......................................       285,855
                                                                    -----------
  Total U.S. Treasury Notes                                           9,230,155
                                                                    -----------
 INVESTMENT COMPANIES (3.4%):
   498,650 Dreyfus Government Cash Management Fund...............       498,650
   199,761 Dreyfus Treasury Cash Management Fund.................       199,761
                                                                    -----------
  Total Investment Companies                                            698,411
                                                                    -----------
  Total Investments, at value                                        19,618,788
                                                                    -----------
 REPURCHASE AGREEMENTS (7.3%):
 1,532,447 J.P. Morgan, 5.80%, 12/1/95, (Collateralized by
            1,530,000 U.S. Treasury Notes, 6.38%, 6/30/97, market
            value--$1,569,366)...................................     1,532,447
                                                                    -----------
  Total Repurchase Agreements                                         1,532,447
                                                                    -----------
  Total (Cost--$20,862,620)(a)                                      $21,151,235
                                                                    ===========

------
Percentages indicated are based on net assets of $20,863,915.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.... $316,374
   Unrealized depreciation....  (27,759)
                               --------
   Net unrealized
    appreciation.............. $288,615
                               ========

 * Variable rate securities are collateralized by bank letters of credit or other bank credit arrangements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30, 1995.

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
MarketWatch Virginia Municipal Bond Fund                       November 30, 1995

 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 U.S. TREASURY BONDS (7.1%):
 3,500,000 6.88%, 8/15/25........................................   $ 3,851,960
                                                                    -----------
  Total U.S. Treasury Bonds                                           3,851,960
                                                                    -----------
 MUNICIPAL BONDS (89.3%):
 District of Columbia (3.6%):
 2,000,000 Metropolitan Washington D.C., General Airport Revenue,
            5.25%, 10/1/22.......................................     1,941,040
                                                                    -----------
 Virginia (85.7%):
   500,000 Albemarle County, Service Authority, Water & Sewer
            Revenue, 5.50%, 8/1/06...............................       517,730
   850,000 Arlington County, 6.00%, 6/1/04.......................       936,105
 1,000,000 Arlington County, 5.40%, 6/1/14.......................     1,013,690
 1,000,000 Arlington County, 5.30%, 9/1/15.......................       953,990
   885,000 Arlington County, Industrial Development Authority,
            Arlington Hospital, 6.30%, 9/1/00....................       942,746
 2,000,000 Augusta County, Industrial Development Authority,
            Hospital Revenue, 6.63%, 9/1/12......................     2,182,240
 1,000,000 Capital Region Airport, Commercial Airport Revenue,
            Richmond International Airport, 5.63%, 7/1/15........     1,001,630
 1,000,000 Capital Region Airport, Commercial Airport Revenue,
            Richmond International Airport, 5.63%, 7/1/25........       999,230
 1,000,000 Chesapeake Bay Bridge & Tunnel, 6.38%, 7/1/22.........     1,056,790
   885,000 Chesterfield County, 6.25%, 7/15/05...................       967,987
 1,000,000 Chesterfield County, 5.25%, 3/1/11....................     1,007,940
   600,000 Danville, 6.40%, 5/1/09...............................       646,104
   500,000 Danville, 6.40%, 5/1/10...............................       537,000
 1,000,000 Fairfax County, Public Improvement, Series A, 5.50%,
            6/1/15...............................................     1,013,290
 2,000,000 Fairfax County, Water Authority, 6.00%, 4/1/22........     2,080,000
 1,000,000 Hampton, 5.90%, 1/15/07...............................     1,082,240
 1,000,000 Hanover County, 6.38%, 8/15/18........................     1,125,200
 1,000,000 Hanover County, Industrial Authority, Bon Secours
            Health System Projects, 5.50%, 8/15/25...............       986,940
 1,000,000 Henrico County, 5.30%, 1/15/10........................     1,015,110
   725,000 Lynchburg, 6.88%, 4/1/01..............................       808,607
 1,000,000 Newport News, 5.70%, 7/1/16...........................     1,034,250
 1,000,000 Norfolk, 5.38%, 11/1/23...............................       989,260
 1,000,000 Norfolk, Depaul Hospital, 6.50%, 12/1/07..............     1,091,670
 1,000,000 Norfolk, Industrial Development Authority, Sentara
            Hospitals, Series A, 6.50%, 11/1/13..................     1,080,370
 1,000,000 Norfolk, Water Revenue Bonds, 5.75%, 11/1/12..........     1,038,440
 1,000,000 Norfolk, Water Revenue Bonds, 5.90%, 11/1/25..........     1,031,930
 2,000,000 Richmond, Public Improvement, Series A, 6.25%,
            1/15/21..............................................     2,084,900
   500,000 Roanoke County, Water System Revenue Bonds, 5.00%,
            7/1/21...............................................       469,775
 1,250,000 Roanoke, 6.30%, 8/1/07................................     1,346,000
 2,000,000 Roanoke, Individual Developmental Authority, 5.25%,
            7/1/25...............................................     1,930,080
   300,000 Spotsylvania County, 5.50%, 7/15/05...................       315,546
 1,000,000 State University & College Improvements, 5.25%,
            6/1/16...............................................     1,004,450
 1,500,000 University of Virginia, University Revenues, 5.20%,
            6/1/15...............................................     1,460,565
 1,000,000 Virginia Beach, 5.70%, 7/15/06........................     1,061,440
 1,000,000 Virginia College Building Authority, Washington & Lee
            University Project, 5.80%, 1/1/24....................     1,019,060
 1,000,000 Virginia Housing Development Authority, 6.35%, 1/1/15.     1,028,850
 1,000,000 Virginia Housing Development Authority, 6.40%, 7/1/17.     1,021,320
 2,000,000 Virginia State Public Building Authority, 6.50%,
            8/1/11...............................................     2,168,300
 1,000,000 Virginia State Public School Authority, 6.25%, 1/1/04.     1,099,040

                                   Continued

--------------------------------------------------------------------------------
MarketWatch Virginia Municipal Bond Fund                       November 30, 1995

 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Virginia, continued:
 1,000,000 Virginia State Public School Authority, Series A,
            8.00%, 1/1/99........................................   $ 1,111,920
   300,000 Virginia State Public School Authority, 5.75%, 1/1/08.       316,479
 1,000,000 Virginia State Resource Authority, 5.25%, 10/1/13.....       980,640
   750,000 Washington County, Industrial Development Authority,
            Johnston Memorial Hospital Revenue,
            6.00%, 7/1/14........................................       756,750
                                                                    -----------
                                                                     46,315,604
                                                                    -----------
  Total Municipal Bonds                                              48,256,644
                                                                    -----------
 INVESTMENT COMPANIES (2.0%):
 1,060,662 Dreyfus Tax-Exempt Fund...............................     1,060,662
                                                                    -----------
  Total Investment Companies                                          1,060,662
                                                                    -----------
  Total (Cost--$50,904,375)(a)                                      $53,169,266
                                                                    ===========

------
Percentages indicated are based on net assets of $54,041,440.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $2,264,891
   Unrealized depreciation...          0
                              ----------
   Net unrealized
    appreciation............. $2,264,891
                              ==========

See notes to financial statements.

Notes to Financial Statements
-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1995


1. ORGANIZATION:

 The MarketWatch Funds (the "Company") was organized on June 4, 1992, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company established as a Massachusetts business trust. Between the date of organization and the date of commencement of operations, the Company had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares").

 The Company is authorized to issue an unlimited number of shares with $0.001 par value. The Company offers shares of the Money Market Fund, the Equity Fund, the Intermediate Fixed Income Fund, the Flexible Income Fund and the Virginia Municipal Bond Fund (individually a "Fund", collectively, the "Funds"). Sales of shares may be made to customers of Central Fidelity National Bank and its affiliates, to all accounts of correspondent banks of Central Fidelity National Bank and to the general public. Central Fidelity National Bank serves as investment adviser and custodian to each of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 SECURITIES VALUATION:

 Investments of the Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Money Market Fund may not (a) purchase any instrument with a remaining maturity greater than thirteen months, unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

 Investments in common stocks, corporate bonds, commercial paper, municipal bonds and U.S. Government securities of the Equity Fund, the Intermediate Fixed Income Fund, the Flexible Income Fund and the Virginia Municipal Bond Fund (collectively, "the variable net asset value funds") are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value under the supervision of the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

 SECURITIES TRANSACTIONS AND RELATED INCOME:

 Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium and/or discount. Paydowns of mortgage-backed securities are applied to principal and interest when received.

                                   Continued

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1995

 Amortization of premium and discount is accrued daily. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 REPURCHASE AGREEMENTS:

 The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers who Central Fidelity National Bank, investment adviser to the Funds, deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

 DIVIDENDS TO SHAREHOLDERS:

 Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the variable net asset value funds.

 During the year ended November 30, 1994, the Funds adopted Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax basis differences relating to shareholder distributions have been reclassified to additional paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

 Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

 FEDERAL INCOME TAXES:

 It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

 OTHER:

 Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Company are prorated to the Funds on the basis of relative net assets or other appropriate basis.

                                   Continued

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1995


3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended November 30, 1995 are as follows:

                                                          Purchases     Sales
                                                         ----------- -----------
 Equity Fund............................................ $31,477,612 $31,339,236
 Intermediate Fixed Income Fund......................... $16,357,460 $14,590,105
 Flexible Income Fund................................... $13,794,919 $11,038,627
 Virginia Municipal Bond Fund........................... $43,685,735 $32,779,753

4. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to each Fund by Central Fidelity National Bank. Under the terms of the investment advisory agreement, Central Fidelity National Bank is entitled to receive fees based on a percentage of the average net assets of each of the Funds.

 The BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. The sole general partner of BISYS is BISYS Fund Services, Inc. The sole limited partner of BISYS is WC Subsidiary Corporation. BISYS Fund Services, Inc., BISYS Fund Services Ohio, Inc. and WC Subsidiary Corporation are all subsidiaries of The BISYS Group, Inc.

 Certain officers and trustees of the Company are affiliated with BISYS, which serves the Company as manager and administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Company. Under the terms of the Management and Administration Agreement between BISYS and the Company, BISYS's fees are computed daily as a percentage of the average net assets of each of the Funds. BISYS also serves as distributor of the Funds' shares and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended November 30, 1995, BISYS received $193,184 from commissions earned on sales of shares of the Company's variable net asset value funds of which $181,277 was allowed to James Mitchell & Co., a broker dealer of the Company's shares. BISYS Fund Services Ohio, Inc. serves the Company as Transfer Agent and Mutual Fund Accountant, and as such, is entitled to receive fees based on the number of shareholders and as a percentage of average net assets, respectively.

 The Company has adopted a Distribution and Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Company is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees are used by BISYS to pay financial institutions, including the investment adviser, broker/dealers and other institutions, or to reimburse BISYS or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund shares.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

                                   Continued

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1995


 Information regarding these transactions is as follows for the year ended November 30, 1995:

                                                                   Intermediate
                                            Money Market  Equity   Fixed Income
                                                Fund       Fund        Fund
                                            ------------ --------  ------------
 INVESTMENT ADVISORY FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      0.50%       1.00%      0.74%
 Voluntary fee reductions..................   $61,096    $315,926    $99,607
 ADMINISTRATION FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      0.20%       0.20%      0.20%
 Voluntary fee reductions..................   $ 6,110    $ 55,720    $19,854
 DISTRIBUTION AND SERVICES FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      0.25%       0.25%      0.25%
 Voluntary fee reductions..................   $30,548
 CUSTODIAN FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      0.02%       0.02%      0.02%
 Voluntary fee reductions..................   $ 2,444
 TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT
 FEES:.....................................   $46,140    $102,702    $57,746
 REIMBURSED FEES:..........................   $49,443    $ 29,780    $44,670

                                                                    Virginia
                                                 Flexible Income Municipal Bond
                                                      Fund            Fund
                                                 --------------- --------------
 INVESTMENT ADVISORY FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)............        0.74%           0.74%
 Voluntary fee reductions.......................     $67,022        $155,972
 ADMINISTRATION FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)............        0.20%           0.20%
 Voluntary fee reductions.......................     $11,003        $ 22,255
 DISTRIBUTION AND SERVICES FEES:
 Annual fee (percentage of average net assets)..        0.25%           0.25%
 CUSTODIAN FEES:
 Annual fee (percentage of average net assets)..        0.02%           0.02%
 TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT
 FEES:..........................................     $46,198        $ 71,423
 REIMBURSED FEES:...............................     $11,873        $ 24,361

                                   Continued

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1995

5. CONCENTRATION OF CREDIT RISK:

 The Virginia Municipal Bond Fund invests a substantial portion of its assets in debt obligations issued by the State of Virginia and its political subdivisions, agencies and public authorities. The Fund is more susceptible to factors adversely affecting issuers of Virginia Municipal securities than a fund that is not concentrated in these issuers to the same extent.

6. EXEMPT-INTEREST DIVIDENDS (UNAUDITED):

 The MarketWatch Funds designate the following exempt-interest dividends for the Fund's taxable year ended November 30, 1995.

                                                              Virginia Municipal
                                                                  Bond Fund
                                                              ------------------
 Exempt-interest dividends...................................     $1,816,337
 Exempt-interest dividends per share.........................     $     0.40

 100% of the exempt-interest dividends for the Virginia Municipal Bond Fund was derived from income from municipal securities issued by the state of Virginia for the taxable year ended November 30, 1995.

7. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The Equity Fund designates the following eligible distributions for the dividends received deduction for corporations:

 Dividend income.................................................... $2,754,145
 Dividend income per share.......................................... $     0.14

8. FEDERAL TAX INFORMATION:

 As of November 30, 1995, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any:

                                                                AMOUNT   EXPIRES
                                                              ---------- -------
 Intermediate Fixed Income Fund.............................. $2,880,285  2002
 Intermediate Fixed Income Fund..............................    121,909  2003
 Flexible Income Fund........................................    589,471  2002
 Flexible Income Fund........................................     41,008  2003
 Virginia Municipal Bond Fund................................  2,047,921  2002

Financial Highlights
--------------------------------------------------------------------------------
MarketWatch Funds

                                Money Market Fund                           Equity Fund
                      --------------------------------------   --------------------------------------
                                                February 1,                              January 29,
                       Year Ended   Year Ended    1993 to       Year Ended   Year Ended    1993 to
                      November 30, November 30, November 30,   November 30, November 30, November 30,
                          1995         1994       1993(a)          1995         1994       1993(a)
                      ------------ ------------ ------------   ------------ ------------ ------------
Net Asset Value,
 Beginning of
 Period.........        $ 1.000      $ 1.000      $ 1.000        $   9.80     $  10.20     $  10.00
                        -------      -------      -------        --------     --------     --------
INVESTMENT
 ACTIVITIES:
Net investment
 income.........          0.052        0.034        0.020            0.17         0.17         0.15
Net realized and
 unrealized
 gains (losses)
 from
 investments....                                                     3.09        (0.40)        0.19
                        -------      -------      -------        --------     --------     --------
Total from
 Investment
 Activities.....          0.052        0.034        0.020            3.26        (0.23)        0.34
                        -------      -------      -------        --------     --------     --------
DISTRIBUTIONS:
From net
 investment
 income.........         (0.052)      (0.034)      (0.020)          (0.17)       (0.17)       (0.14)
In excess of net
 investment
 income.........                                                    (0.01)
In excess of net
 realized gains.
                        -------      -------      -------        --------     --------     --------
Total
 Distributions..         (0.052)      (0.034)      (0.020)          (0.18)       (0.17)       (0.14)
                        -------      -------      -------        --------     --------     --------
Net Asset Value,
 End of Period..        $ 1.000      $ 1.000      $ 1.000        $  12.88     $   9.80     $  10.20
                        =======      =======      =======        ========     ========     ========
Total Return
 (excludes sales
 charges).......           5.32%        3.49%        2.01%(b)       33.59%       (2.26)%       3.42%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at
 end of period
 (000)..........        $13,445      $11,364      $16,041        $119,484     $103,140     $107,859
Ratio of
 expenses to
 average net
 assets.........           0.32%        0.32%        0.63%(c)        1.35%        1.35%        1.33%(c)
Ratio of net
 investment
 income to
 average net
 assets.........           5.19%        3.39%        2.37%(c)        1.58%        1.75%        1.75%(c)
Ratio of
 expenses to
 average net
 assets*........           1.54%        1.65%        1.59%(c)        1.71%        1.75%        1.72%(c)
Ratio of net
 investment
 income to
 average net
 assets*........           3.97%        2.06%        1.40%(c)        1.22%        1.34%        1.36%(c)
Portfolio
 Turnover.......                                                    29.98%       30.33%       29.72%
                                Intermediate Fixed
                                   Income Fund
                      ----------------------------------------
                                                January 29,
                       Year Ended   Year Ended    1993 to
                      November 30, November 30, November 30,
                          1995         1994       1993(a)
                      ------------ ------------ --------------
Net Asset Value,
 Beginning of
 Period.........        $  9.31      $ 10.20      $ 10.00
                      ------------ ------------ --------------
INVESTMENT
 ACTIVITIES:
Net investment
 income.........           0.55         0.44         0.33
Net realized and
 unrealized
 gains (losses)
 from
 investments....           0.76        (0.79)        0.19
                      ------------ ------------ --------------
Total from
 Investment
 Activities.....           1.31        (0.35)        0.52
                      ------------ ------------ --------------
DISTRIBUTIONS:
From net
 investment
 income.........          (0.54)       (0.43)       (0.32)
In excess of net
 investment
 income.........          (0.01)       (0.01)
In excess of net
 realized gains.                       (0.10)
                      ------------ ------------ --------------
Total
 Distributions..          (0.55)       (0.54)       (0.32)
                      ------------ ------------ --------------
Net Asset Value,
 End of Period..        $ 10.07      $  9.31      $ 10.20
                      ============ ============ ==============
Total Return
 (excludes sales
 charges).......          14.44%       (3.51)%       5.19%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at
 end of period
 (000)..........        $35,796      $48,730      $64,674
Ratio of
 expenses to
 average net
 assets.........           1.10%        1.09%        1.08%(c)
Ratio of net
 investment
 income to
 average net
 assets.........           5.60%        4.46%        3.92%(c)
Ratio of
 expenses to
 average net
 assets*........           1.51%        1.49%        1.47%(c)
Ratio of net
 investment
 income to
 average net
 assets*........           5.19%        4.07%        3.53%(c)
Portfolio
 Turnover.......          43.65%       55.36%       57.40%

------
  * During the period, certain fees were voluntarily reduced. In addition, certain fees were voluntarily reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
MarketWatch Funds

                                   Flexible Income Fund                 Virginia Municipal Bond Fund
                          --------------------------------------   --------------------------------------
                                                    January 29,                              February 1,
                           Year Ended   Year Ended    1993 to       Year Ended   Year Ended    1993 to
                          November 30, November 30, November 30,   November 30, November 30, November 30,
                              1995         1994       1993(a)          1995         1994       1993(a)
                          ------------ ------------ ------------   ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $  9.66      $ 10.03      $ 10.00        $  9.40      $ 10.31      $ 10.00
                            -------      -------      -------        -------      -------      -------
INVESTMENT ACTIVITIES:
 Net investment income..       0.45         0.34         0.26           0.42         0.38         0.28
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.37        (0.36)        0.02           0.85        (0.90)        0.30
                            -------      -------      -------        -------      -------      -------
 Total from Investment
  Activities............       0.82        (0.02)        0.28           1.27        (0.52)        0.58
                            -------      -------      -------        -------      -------      -------
DISTRIBUTIONS:
 From net investment
  income................      (0.45)       (0.34)       (0.25)         (0.42)       (0.38)       (0.27)
 In excess of net
  realized gains........                   (0.01)                                   (0.01)
                            -------      -------      -------        -------      -------      -------
 Total Distributions....      (0.45)       (0.35)       (0.25)         (0.42)       (0.39)       (0.27)
                            -------      -------      -------        -------      -------      -------
Net Asset Value, End of
 Period.................    $ 10.03      $  9.66      $ 10.03        $ 10.25      $  9.40      $ 10.31
                            =======      =======      =======        =======      =======      =======
Total Return (excludes
 sales charges).........       8.68%       (0.12)%       2.77%(b)      13.79%       (5.17)%       5.84%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $20,864      $23,322      $29,132        $54,041      $39,978      $33,652
 Ratio of expenses to
  average net assets....       1.15%        1.13%        1.12%(c)       1.05%        1.04%        1.02%(c)
 Ratio of net investment
  income to average net
  assets................       4.57%        3.47%        3.16%(c)       4.33%        3.90%        3.65%(c)
 Ratio of expenses to
  average net assets*...       1.56%        1.58%        1.64%(c)       1.51%        1.56%        1.66%(c)
 Ratio of net investment
  income to average net
  assets*...............       4.16%        3.01%        2.64%(c)       3.87%        3.38%        3.01%(c)
 Portfolio Turnover.....      64.14%       19.65%       64.40%         77.50%       87.36%       86.08%

------
  * During the period, certain fees were voluntarily reduced. In addition, certain fees were voluntarily reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

Independent Auditors' Report
-------------------------------------------------------------------------------
MarketWatch Funds

The Shareholders and Board of Trustees of
The MarketWatch Funds:

  We have audited the accompanying statements of assets and liabilities of The MarketWatch Funds - Money Market Fund, Equity Fund, Intermediate Fixed Income Fund, Flexible Income Fund, and the Virginia Municipal Bond Fund, including the schedules of portfolio investments, as of November 30, 1995, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The MarketWatch Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of November 30, 1995, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The MarketWatch Funds as of November 30, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Columbus, Ohio
January 17, 1996

                       Investment Advisor and Custodian
                        Central Fidelity National Bank
                             1021 East Cary Street
                           Richmond, Virginia 23219

                            Manager, Administrator
                                and Distributor
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, OH 43219

                                 Legal Counsel
                            Drinker Biddle & Reath
                   1100 Philadelphia National Bank Building
                       Philadelphia, Pennsylvania 19107

                                   Auditors
                             KPMG Peat Marwick LLP
                             Two Nationwide Plaza
                                  Suite 1600
                             Columbus, Ohio 43215


                   [Logo of Market Watch Funds appears here]

                                 Annual Report
                                to Shareholders
                               November 30, 1995


                          ---------------------------

                        Central Fidelity National Bank
                              Investment Adviser

                              BISYS Fund Services